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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 23, 2000



                              STERLING VISION, INC.

               (Exact Name of Registrant as Specified in Charter)

          New York                   1-14128                 11-3096941
         ----------                 ---------                ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                             1500 Hempstead Turnpike

                           East Meadow, New York 11554
                           ---------------------------

                    (Address of Principal Executive Offices)

                                 (516) 390-2100
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

         . On March 23, 2000, the Registrant, on behalf of itself and each of its subsidiaries (collectively, the "Company") entered into a certain Engagement Letter with McDonald Investments, Inc. ("McDonald") pursuant to which the Company retained McDonald to explore alternatives that will provide a more advantageous use of the Company's assets in support of its recently announced, business-to- business, Internet strategy.

Item 7. Financial Statements and Exhibits

Exhibit No.       Document.

11.00             Press Release, dated March 30, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STERLING VISION, INC.

                                        By:      /s/Joseph Silver
                                             ------------------------------
                                        Name: Joseph Silver

                                        Title:   Executive Vice President &
                                                 General Counsel

Date:    April 4, 2000